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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report:   October 22, 1998


                      FAS WEALTH MANAGEMENT SERVICES, INC.
              (Formerly Executive Wealth Management Services, Inc.)
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                               (Formerly Florida)
          (State or other jurisdiction of incorporation or organization)

          33-48017-A               59-2087068
     (Commission  File  Number)     (IRS  Employer  Identification  Number)

                             C/O GUY S. DELLA PENNA
                                    PRESIDENT
                            2323 STICKNEY POINT ROAD
                             SARASOTA, FLORIDA 34231
                    (Address of principal executive offices)

                                 (941) 921-9700
              (Registrant's telephone number, including area code)









ITEM  5.     OTHER  EVENTS
--------     -------------

     The claim of Boru Enterprises, Inc. ("Boru") for compensation in connection with the acquisition from Biltmore Securities of assets by FAS Group, Inc. ("FAS") and the transfer of registered representatives to FAS Wealth Management Services, Inc. has been settled and compromised.

     FAS has agreed to pay and Boru has agreed to accept, a percentage of a specific source of revenue for a period of two (2) years from August 31, 1998. A portion of the future payment has been paid in advance.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     FAS  WEALTH  MANAGEMENT  SERVICES,  INC.



     By:/s/Guy  S.  Della  Penna
        ------------------------
             Guy  S.  Della  Penna,  President


Date:  October  22,  1998